                                   EXHIBIT 10.35.1

                              INTERIM CONSTRUCTION AND
                                MASTER LOAN AGREEMENT

    THIS INTERIM CONSTRUCTION AND MASTER LOAN AGREEMENT (this "Agreement") is entered into as of the 30th day of September, 1997 by and between Toyota West Sales and Service, Inc., Douglas Toyota, Inc, and Cross-Continent Auto Retailers, Inc. (collectively referred to herein as the "Borrower"), and R. Douglas Spedding ("Lender").

    WITNESSETH:

    WHEREAS, Borrower is the owner of that certain tract or parcel of land situated in Adams County, Colorado, commonly known as 7300 North Broadway, Denver, Colorado, and more particularly described in Exhibit A attached hereto and incorporated herein by reference for all purposes ("Parcel A"); and

    WHEREAS, Borrower is the owner of that a certain tract or parcel of land situated in Clark County, Nevada, and more particularly described by metes and bounds on Exhibit B attached hereto and incorporated herein by reference for all purposes ("Parcel B") (Parcels A and B are referred to collectively herein as the "Parcels"); and

    WHEREAS, in connection with financing Borrower's construction on each of the Parcels of new automobile dealership facilities, including showrooms, office and administrative space, service bays and other lot and facility improvements (the "Improvements"), Borrower has applied to Lender for a loan (the "Loan"), and Lender and Borrower desire to enter into this Agreement for the purposes of establishing the terms, conditions and agreements under which Lender is willing to make the Loan and pursuant to which Lender will advance funds thereunder to Borrower;

    NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and

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conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

                                 ARTICLE ONE

                              GENERAL LOAN TERMS

    1.1  COMMITMENT TO LEND.

    Subject to and upon the terms, covenants and conditions hereinafter set forth, Lender will hereafter lend to Borrower the sum of $7,400,000 (Seven Million Four Hundred Thousand Dollars), pursuant to the terms hereof and of the Note (hereinafter defined), which indebtedness shall be evidenced by a promissory note (said note and any and all modifications, amendments or extensions thereof, and any promissory notes given in replacement or substitution therefor or in renewal, extension or modification thereof, in whole or in part, being referred to herein as the "Note"), in form and substance reasonably satisfactory to Lender. Notwithstanding the foregoing, or anything to the contrary contained herein, it is understood and agreed that in no event will Lender advance to Borrower any amount in excess of $7,400,000 for the purpose of enabling Borrower to pay costs incurred in constructing the Improvements upon the Parcels.

    1.2  LOAN COLLATERAL.

    The Note and any renewals and extensions thereof shall be secured by, among other collateral, the following:

         (a) A lien upon the Parcels, together with the Improvements and any and all other equipment, furniture, fixtures, improvements, and attachments of any nature whatsoever, now owned or hereafter acquired by Debtor, and located on or used in conjunction with either of the properties described in Exhibits A and B attached hereto; now existing or hereafter constructed or placed upon the Parcels (the Parcels and all such improvements and other property being sometimes referred to herein collectively as the "Mortgaged Properties"; Parcel A and all such improvements and other property being placed thereon and referred to herein collectively as "Mortgaged Property A"; and Parcel B and all such improvements and other property being placed thereon and referred to herein collectively as "Mortgaged Property B";), second only to those first liens and deeds of trust

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recorded (i) against Parcel A in the amount of $2,000,000 in favor and for the benefit of RDS, Inc. and (ii) against Parcel B in the amount of $5,500,000 in favor and for the benefit of R. Douglas Spedding, which liens shall be created and evidenced by second deeds of trust (with a security agreement, assignment of rents and financing statement) (the "Deed of Trust") in the amount of $7,400,000 executed by Borrower, in form and substance reasonably satisfactory to Lender;

         (b)  A Security Agreement (the "Security Agreement") in favor of
Lender covering any and all equipment, furniture, fixtures, improvements, and attachments of any nature whatsoever, now owned or hereafter acquired by Debtor, and located on or used in conjunction with either of the properties described in Exhibits A and B attached hereto in form and substance acceptable to Lender;

         (c) All other deeds of trust, security agreements, assignments, financing statements and other documents and instruments executed in connection with the Loan to create, evidence or assure Lender's security for the Loan including, but not limited to, all plans, specifications, drawings, contracts, licenses, and permits of every kind issued or created to enable Borrower to construct and operate the Improvements.

    Items (a) through (c) of this Section 1.2, together with any other assignments or security agreements executed in connection with the Loan, and all modifications, renewals and extensions thereof, are sometimes collectively referred to herein as the "Security Instruments."

    1.3  LOAN.

    As used herein, the term "Loan" includes: (a) the indebtedness evidenced by the Note; (b) any and all indebtedness, obligations and liabilities arising under or pursuant to this Agreement or any and all of the Security Instruments;
(c) all loans and advances Lender may hereafter make to Borrower hereunder and all amounts which Lender may deem, in its sole discretion, necessary to be made to protect the Loan Collateral; and (d) any and all renewals, modifications and/or extensions of all or any part of the indebtedness, obligations, debts, loans, advances and liabilities described in (a) through (d) preceding.

    1.4  PROCEEDS OF THE LOAN.

    The proceeds of the Loan shall be disbursed in the form of Advances (hereinafter defined) for Borrower's costs and expenses of the development of the Land and the construction thereon of

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all buildings and improvements (the "Improvements"), in accordance with (i)
the original budget (the "Approved Budget") submitted by Borrower to Lender, attached hereto as Exhibit C and incorporated herein by reference for all purposes, which Approved Budget specifies the cost by item of (a) all labor, materials and services necessary for the development and construction of the Improvements, and (b) all other expenses anticipated by Borrower incident to the Loan, the Mortgaged Properties and the construction of the Improvements, and (ii) the Plans (hereinafter defined). In the event that the actual costs incurred by Borrower with respect to any item in the Approved Budget are less than the amount allocated therefor, then Borrower shall be entitled to reallocate any amounts it has saved to any other item set forth in the Approved Budget.

    1.5  PAYMENTS OF INTEREST AND PRINCIPAL.

    All interest due and payable upon the Note shall be paid monthly by Borrower to Lender on the tenth (10th) day of each month during the period that this loan is in effect, with the full balance of principal and any remaining interest upon the Note due and payable by Borrower to Lender upon maturity. The interest rate shall be adjustable, set at a rate of prime plus one percent (prime + 1%), at the prime or reference rate periodically announced by the Bank of America and published in the Western edition of the Wall Street Journal. The Note will mature on October 31, 1998. All payments will be applied first to interest accrued to the date of receipt of said installment, and the balance, if any, to the principal. Holder should give written notice to the undersigned of each increase or decrease in the rate within ten (10) days after the effective date of each rate adjustment.

                                  ARTICLE TWO

                        CONDITIONS PRECEDENT TO THE LOAN

    2.1  CONDITIONS.

    Borrower shall deliver, and Lender shall not be obligated to make the Loan unless prior to the disbursement by Lender of any funds under the Loan, Borrower has delivered, to Lender, the duly executed and, where appropriate, acknowledged, documents, certificates, evidence and other instruments required herein, including without limitation, the following:

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         (a)  The Note;

         (b)  The Second Deeds of Trust on both the Parcels;

         (c) The Security Agreement and such assignments as Lender deems necessary;

         (d) Financing Statements to be filed in the U.C.C. and real estate fixture filing records of Adams County, Colorado for Mortgaged Property A;

         (e) Financing Statements to be filed with the Secretary of State of Nevada, and in the U.C.C. and real estate fixture filing records of Clark County, Nevada for Mortgaged Property B;

         (f) ALTA (Co. 87) Mortgagee Policy of Title Insurance ("Title Policy A") issued by Land Title Guarantee Company, agent for Old Republic National Title Insurance Company (the "Title Company"), by which the Title Company insures Lender's ownership of a second deed of trust and lien on Mortgaged Property A in an amount not less than $3,000,000.00, subordinate and second only to that first lien and deed of trust recorded against Parcel A in the amount of $2,000,000 in favor and for the benefit of RDS, Inc.; provided, however, that
(i) the restrictive covenants exception, if any, shall be endorsed "None of Record" or shall list any restrictive covenants by volume and page number; (ii) the tax exception shall except only to standby fees and taxes for 1997 and subsequent years and shall be endorsed "Not Yet Due and Payable", (iii) the survey exception shall be deleted, (iv) there shall be no exception for rights of parties in possession; and (v) any exception for visible and apparent easements or roads and

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highways shall be limited to those shown on the surveys furnished pursuant to
Section 2.l(h) hereof. If required by Lender, such policy shall be extended to cover each and every advance of the Loan proceeds at the time of making such advance;

         (g) ALTA (Co. 87) Mortgagee Policy of Title Insurance ("Title Policy B") issued by Old Republic Title Company of Nevada, agent for the Title Company, by which the Title Company insures Lender's ownership of a second deed of trust and lien on Mortgaged Property B in an amount not less than $4,400,000.00, subordinate and second only to that first lien and deed of trust recorded against Parcel B in the amount of $5,500,000 in favor and for the benefit of R. Douglas Spedding; provided, however, that (i) the restrictive covenants exception, if any, shall be endorsed "None of Record" or shall list any restrictive covenants by volume and page number; (ii) the tax exception shall except only to standby fees and taxes for 1997 and subsequent years and shall be endorsed "Not Yet Due and Payable", (iii) the survey exception shall be deleted,
(iv) there shall be no exception for rights of parties in possession; and (v) any exception for visible and apparent easements or roads and highways shall be limited to those shown on the surveys furnished pursuant to Section 2.l(h) hereof. If required by Lender, such policy shall be extended to cover each and every advance of the Loan proceeds at the time of making such advance;

         (h) If so required by the applicable title insurer, a currently dated ALTA survey or surveys, and recorded plat if in existence, of Parcels A and B, with a metes and bounds description of the Parcels thereon, if applicable, showing the location of any and all improvements and reflecting, among other matters, all easements, encroachments, protrusions or other encumbrances or matters affecting the Parcels (and the recording data therefor), and the number of square feet contained in the Parcels prepared and certified by a duly registered and licensed surveyor or engineer reasonably acceptable to Lender, and containing a certification thereon in form and substance reasonably acceptable to Lender;

         (i) Copies of all contracts which may have been entered into with contractors with respect to the construction of the Improvements, and any and all other agreements or documents related or pertaining thereto;

         (j) The final plans and specifications for the development and construction of the Improvements (collectively the "Plans"), which plans shall be in conformity with all governmental requirements and restrictive covenants applicable to the Land or the Improvements and must be approved by Lender;

         (k) Evidence of a policy or policies of hazard insurance (or satisfactory certificates evidencing the existence thereof), in such amounts and in form and content and issued by a company or companies reasonably acceptable to Lender insuring the Mortgaged Properties and all materials and supplies located thereon against loss or damage by fire and the risks and hazards insured against by the standard form of extended coverage with builder's risk endorsement in the full amount of the Loan, and against vandalism and malicious mischief, and such other risks and hazards as Lender may reasonably request, and containing a standard mortgage clause and a loss payable clause or endorsement making loss payable to Lender as his interest shall appear;

         (l) Evidence, in form acceptable to Lender, that Borrower, his contractors, subcontractors and agents are carrying, in Lender's reasonable judgment, satisfactory amounts of workmen's compensation and liability insurance to cover any and all of Borrower's potential liabilities and losses as owner of the Mortgaged Properties, showing Lender as an additional insured. Lender understands and agrees to Borrower's insurance through a self-insurance group for the Las Vegas, Nevada building project, as long as satisfactory amounts of coverage, in Lender's reasonable judgment, are being carried by Borrower through such group of worker's compensation and liability insurance as set forth in this paragraph;

         (m) Releases or waivers of mechanics' and materialmen's liens and, if required by Lender, receipted bills showing payment to any and all parties who have furnished materials or services or performed labor of any kind in connection with the construction of the Improvements; and

         (n) Such other deeds of trust, agreements, financing statements, assignments, title insurance, surveys, certificates, instruments, and other documents as Lender shall reasonably request to evidence, create or assure the rights or benefits to be created in favor of Lender pursuant to this Agreement or any of the Loan Papers.

                                 ARTICLE THREE

                                   ADVANCES

    3.1  DEFINED TERMS.

    The term "Advance" shall mean a disbursement by Lender of the proceeds of the Loan for financing construction of the Improvements, and "Advances" shall be the plural thereof. The term "Application for Advance" shall mean a written application submitted by Borrower to Lender, (and/or such other parties as Lender may require), and in the form attached hereto as Exhibit D, requesting an Advance and containing, if required by Lender, an Affidavit of Borrower (hereinafter defined), accompanied by such schedules, affidavits, releases, waivers, statements, invoices, bills and other documents provided herein or as Lender may reasonably request. The term "Affidavit of Borrower" shall mean a sworn affidavit executed by Borrower (and such other parties as Lender may require), to the effect that all statements, invoices, bills and other expenses incurred to a specified date in connection with the development or construction of the Improvements which are the subject matter of such affidavit, whether or not specified in the Approved Budgets, have been paid in full, except for (a) amounts retained pursuant to any construction contract or as otherwise required hereunder, and (b) items expressly approved in writing by Lender to be paid from the proceeds of an Advance then being requested, if any.

    3.2  TIMING OF ADVANCES.

    Advances shall be made by Lender upon compliance by Borrower with the terms and conditions contained in this Agreement after actual commencement of construction of the Improvements only for work actually done by Borrower during the preceding Period. From time to time, but not more frequently than twice a month, Borrower may submit to Lender an Application for Advance requesting an Advance under the Loan for the payment of the cost of labor, materials and services supplied for the development or construction of the Improvements and for the payment of other costs and expenses incident to the Loan, or the construction of the Improvements, and specified in the Approved Budgets. Each Application for Advance shall be submitted by Borrower to Lender a reasonable time (but not less than five (5) business days) prior to the date upon which the Advance requested is desired by Borrower.

    3.3  LIMITATION ON ADVANCES.

    Advances for payment of the cost of development or construction of the Improvements shall not exceed the aggregate of (a) the cost of labor, materials and services incorporated into the Improvements in a manner reasonably acceptable to Lender and as specified in the Approved Budget, PLUS (b) the purchase price of all uninstalled materials to be utilized in the construction and assembly of the Improvements and stored on the Land, or elsewhere with the written consent of, and in a manner acceptable to, Lender, less (c) the sum of all prior Advances. Lender may disburse any portion of any Advance hereunder at any time, and from time to time, to persons other than Borrower for the purposes specified herein irrespective of the other provisions of this Agreement, and the amount of funds to which Borrower shall thereafter be entitled under this Agreement shall be correspondingly reduced.

    3.4  CONDITION PRECEDENT TO INITIAL ADVANCE.

    Prior to being required to make any Advance hereunder, Lender shall require proof in the form of such schedules, affidavits, releases, waivers, statements, invoices, bills and other documents provided herein or as Lender may reasonably request to document that Cross-Continent Auto Retailers, Inc. ("CCAR") has invested at least FIVE MILLION DOLLARS ($5,000,000) of it's own funds in the Improvements consistent with the Approved Budgets for the projects to be completed upon Parcels A and B, and an affidavit of an officer or director of CCAR attesting that, as of the date of the Initial Advance made hereunder (and defined hereafter):

         (a) CCAR has invested at least $5,000,000 of it's own funds towards completion of the Improvements consistent with the Approved Budgets;

         (b) All statements, invoices, bills and other expenses incurred to a specified date in connection with the development or construction of the Improvements which are the subject matter of such affidavit, whether or not specified in the Approved Budgets, have been paid in full;

         (c) There exists no default or event (a "Potential Default") which with notice, lapse of time or, both, would constitute a default hereunder or under any of the Loan Papers;

         (d) Borrower has submitted to Lender an Application for the Initial Advance;

         (e) The representations and warranties made in this Agreement remain in force

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and effect and are true and correct; and

         (f) Borrower has procured and delivered to Lender releases or waivers of mechanic's and materialmen's liens and receipted bills showing payment to all parties who have furnished materials or services or performed labor of any kind in connection with the construction of any part of the Improvements.

    3.5  CONDITIONS PRECEDENT TO SUBSEQUENT ADVANCES.

    As a condition precedent to each subsequent Advance after the first Advance disbursed after the closing of the Loan (the "Initial Advance"), and in addition to all other requirements herein, Borrower must satisfy the following requirements:

         (a) All conditions precedent to disbursing the Initial Advance pursuant to Sections 2.1 and 3.4 hereof, and any other prior Advance, shall have been and continue to be satisfied;

         (b) There shall exist no default or event (a "Potential Default") which with notice, lapse of time or, both, would constitute a default hereunder or under any of the Loan Papers;

         (c) The representations and warranties made in this Agreement shall be true and correct on and as of the date of each such Advance, with the same effect as if made on that date;

         (d) Borrower shall have submitted to Lender an Application for Advance with respect to the Advance being requested;

         (e) Borrower shall have procured and delivered to Lender releases or waivers of mechanic's and materialmen's liens and receipted bills showing payment to all parties who have furnished materials or services or performed labor of any kind in connection with the construction of any part of the Improvements; and

         (f) Borrower shall have submitted such other instruments and documents as Lender shall reasonably request to evidence, create or assure the rights or benefits to be created in favor of Lender pursuant to this Agreement.

    3.6  FINAL ADVANCE.

    The final Advance will not be made until the date of final completion of the Improvements, and in any event not until Lender has received such of the following with respect to the Improvements and the Loan, as Lender may request from Borrower: (a) a certificate from Lender's inspector and Borrower's designated architects/engineers, certifying to Lender that the Improvements have been completed substantially in accordance with the Plans, as approved by Lender; (b) evidence that no mechanic's or materialmen's liens or other encumbrances have been filed and remain in effect against the Mortgaged Properties or any part thereof; (c) evidence that all governmental requirements have been satisfied, including, without limitation, evidence that the improvements are in conformity with any and all governmental requirements applicable to the Land or the Improvements; and (d) a liens-paid affidavit executed by Borrower to the effect that (and/or, at Lender's request, final lien releases or waivers from) all subcontractors, materialmen and other parties who have supplied labor, materials or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory or constitutional lien against the Mortgaged Properties, have been paid in full with respect to the Improvements or that Borrower is contesting payment of any amounts due upon such liens in a commercially appropriate manner with adequate reserves being held with Borrower.

    3.7  NO WAIVER.

    No Advance shall constitute a waiver of any condition precedent to the obligation of Lender to make any further Advance or preclude Lender from thereafter declaring the failure of Borrower to satisfy such conditions precedent to be a default hereunder or under any of the Loan Papers (as hereafter defined).

    3.8  CONDITIONS PRECEDENT FOR THE BENEFIT OF LENDER.

    All conditions precedent to the obligation of Lender to make the Initial Advance or any other Advance hereunder are imposed hereby solely for the benefit of Lender, and no other party may require satisfaction of any such condition precedent or be entitled to assume that Lender will refuse to make any Advance in the absence of strict compliance with such conditions precedent. Any requirement or condition of this Agreement may be waived by Lender at its discretion, in whole or in part, at any time, but no such waiver shall imply or be deemed a waiver of any subsequent or other requirement or condition of this Agreement or any of the Loan Papers.

    ARTICLE FOUR

                  CERTAIN REPRESENTATIONS AND WARRANTIES OF BORROWER

    4.1  BORROWER REPRESENTS AND WARRANTS THAT:

         (a) Borrower possesses all necessary and lawful authority and power to carry on his or its business and to comply with the terms, covenants and conditions of this Agreement, any and all documents, instruments and agreements mentioned herein or contemplated to be delivered hereunder, and any and all documents, instruments and agreements evidencing, securing or pertaining to all or any part of the Loan, including, without limitation, the Security Agreement, the Note, the Deeds of Trust and all the Security Instruments (this Agreement and all such documents, instruments and agreements, together with any and all renewals, extensions and modifications thereof, herein sometimes being collectively called the "Loan Papers").

         (b) Borrower is duly authorized to execute and deliver the Loan Papers, and will continue to be duly authorized to borrow monies hereunder and to perform all obligations under the Loan Papers.

         (c) Neither the execution and delivery of the Loan Papers, nor consummation of any of the transactions herein contemplated, nor compliance with the terms and provisions hereof, will contravene any provision of law, statute, rule or regulation to which Borrower is subject or any judgment, decree, license, order or permit applicable to Borrower, or will conflict or will be inconsistent with, or will result in any breach of any of the terms of the covenants, conditions or provisions of, or constitute a delay under, or result in the creation or imposition of a lien (except liens in favor of Lender) upon any of the property or assets of Borrower, pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which Borrower is a party or by which Borrower may be bound, or to which Borrower may be subject.

         (d) No consent, approval, authorization or order of any court or governmental authority or third party (other than those which have been obtained prior to the date hereof and of which Borrower has notified Lender in writing on the date hereof) is required in connection with the execution and delivery by Borrower of any of the Loan Papers.

         (e) The Loan Papers, when duly executed and delivered, will be the legal and binding obligations of Borrower, enforceable in accordance with their respective terms except as the same may be limited by applicable bankruptcy, insolvency, rearrangement, moratorium, reorganization, liquidation, conservatorship or similar debtor relief laws of general application and the power of courts to award damages in lieu of granting equitable remedies.

         (f) All federal, state, local, and other taxes, assessments, fees, and other governmental charges imposed upon Borrower or upon the assets of Borrower or on the Mortgaged Properties (all such taxes, assessments, fees, and charges being herein called "Taxes") which are due and payable, have been paid or will be paid before they are delinquent.

         (g) Neither Borrower, nor any affiliate of Borrower, is in default of any other obligation with respect to money that Borrower, or any affiliate of Borrower, has borrowed from Lender or any other financial institution upon any obligation that would have a material negative impact upon the financial condition of Borrower.

         (h) At the date hereof, no part of the Mortgaged Properties is the subject of any contract of sale, conditional sales agreement, contract for deed or any other like instrument or any other encumbrance whatsoever affecting the Mortgaged Properties except matters expressly acknowledged and approved in writing by Lender on or before the date hereof, except for any liens set forth in Exhibit E attached hereto (the "Permitted Liens") which liens represent all of the existing liens upon the Properties as of the date of this Agreement.

         (i) The balance sheets, financial statements and income tax returns of Borrower, which have heretofore been delivered to Lender are complete and accurate and correct in all material respects.

                                ARTICLE FIVE

                      AFFIRMATIVE COVENANTS OF BORROWER

    5.1 UNTIL PAYMENT AND PERFORMANCE IN FULL OF THE LOAN, BORROWER COVENANTS AND AGREES TO:

         (a) Promptly pay, or cause to be paid, when due any and all Taxes before delinquency, unless otherwise contested by Borrower based upon some reasonable claim or argument;

         (b) Promptly pay all survey, appraisal, recording and title expenses with respect to the Mortgaged Properties or the Loan (subject to Borrower's right to contest such expenses based upon some reasonable claim or argument);

         (c) Promptly pay and discharge when due all of his debts, claims, liabilities and obligations with respect to the Mortgaged Properties, including, without limitation, those under any construction contract and any and all other contracts for construction or work on the Mortgaged Properties and for all other labor and materials (subject to Borrower's right to contest such expenses based upon some reasonable claim or argument);

         (d) Promptly pay, or cause to be paid, when due any and all other costs and expenses required by this Agreement or arising in connection with the Loan or this Agreement, including, without limitation, all reasonable fees and expenses of counsel to Lender, all fees for filing or recording the Security Instruments and all survey and title insurance and examination charges, including premiums for the Policy and any updates or increased coverage thereof;

         (e) Keep, in the city to which notice is to be sent to Borrower pursuant to this Agreement, proper and complete books of record and account concerning the transactions and financial records and affairs of borrower as relating to the Mortgaged Properties, and, at Lender's request, make such records available for Lender's inspection and permit Lender to make and keep copies thereof;

         (f) Furnish, or cause to be furnished, to Lender such other information, not otherwise required herein, respecting the business affairs, assets and liabilities of Borrower as Lender shall from time to time reasonably request;

         (g) Except as already approved by Lender, Borrower will not become party to any contract for the performance of any work with respect to the Mortgaged Properties or for the supplying of any labor, materials, or services for the construction of any part of the Improvements except upon such terms and with such parties as shall be approved in advance in writing by Lender; provided, however, that Lender shall not unreasonably delay approval of contracts submitted to it by Borrower. Any construction contracts or agreements with respect to the Improvements shall provide that all liens of the general contractor and any subcontractors shall be subordinate to the lien of the Deed of Trust. No approval by Lender of any construction contract executed hereafter or any change order shall impose upon Lender any responsibility for the adequacy, form, or content of any such construction contract or change order;

         (h) Deliver to Lender, upon execution hereafter of any contract for development or construction on or to any part of the Mortgaged Properties or materials supplied in connection therewith, a subordination agreement in form and substance satisfactory to Lender, subject to the provisions thereof;

         (i) Ensure that the construction of the Improvements shall be prosecuted with due diligence and continuity, in a good and workmanlike manner, and in accordance with sound building and engineering practices, all applicable governmental requirements, the Approved Budgets and the Plans. Borrower shall not permit cessation of work for a period in excess of thirty (30) business days without the prior written consent of Lender, except for delays due to bad weather, strikes, riots, acts of God, war, governmental laws, regulations or restrictions, and Borrower shall promptly notify Lender of any such delays; provided, however, that in no event shall work cease for a period in excess of forty-five (45) days regardless of the cause. Except for such delays as are hereinabove allowed, the Improvements shall be completed by no later than the 31st day of October, 1998.

         (j) Cause all materials supplied for, or intended to be utilized in, the construction of any part of the Improvements, to be stored on the Land or at such other location as may be approved by Lender in writing, with adequate safeguards, as required by Lender, to prevent loss, theft, damage or commingling with other materials or projects;

         (k) Permit Lender, any governmental authority, and their respective agents and representatives, to enter at all reasonable times upon the Mortgaged Properties and any locations where materials intended to be utilized in the construction of any part of the Improvements are stored for the purpose of inspection of the Mortgaged Properties and such materials;

         (l) Timely comply with and promptly furnish to Lender true and complete copies of any official notice or claim by any governmental authority pertaining to the Mortgaged Properties;

         (m) Apply all Advances for payment or reimbursement of costs and expenses specified in the Approved Budgets and the related Application for Advance, and for no other purpose;

         (n) Protect the Mortgaged Properties, and the materials stored therein, from removal, destruction or damage and maintain, with financially sound and reputable insurance companies or associations, insurance of the kinds, in such amounts and covering such risks as Lender shall reasonably require, and, at Lender's request, deliver to Lender evidence, of the maintenance of such insurance;

         (o) Promptly notify Lender in writing of any change in any fact or circumstance represented or warranted herein, in any of the Loan Papers, or in any other document furnished to Lender in connection with this Agreement, or of any fact or circumstance which might materially delay or impede the construction of the Improvements or interfere with the lease, sale or operation thereof, including, without limitation, any fire or other casualty, any notice of taking or eminent domain action or proceeding affecting the Mortgaged Properties or the Improvements or any litigation, or claim or controversy which might become the subject of litigation, against Borrower or affecting the Mortgaged Properties, if any unfavorable outcome of same might have a material adverse effect on Borrower's financial condition or cause a default hereunder;

         (p) Promptly pay or cause to be paid when due all costs and expenses incurred in connection with the Mortgaged Properties and the construction of the Improvements, and Borrower shall keep the Mortgaged Properties free and clear of any liens, charges or claims other than the lien of the Deed of Trust and the first liens against the Parcels in favor of RDS, Inc. and R. Douglas Spedding as more particularly described in paragraph 1.2(a) of this Agreement. Notwithstanding anything to the contrary contained in this Agreement or any of the Security Instruments, Borrower may (i) contest the validity or amount of any claim of any contractor, consultant, architect or other person providing labor, materials or services with respect to the Mortgaged Properties, (ii) contest any tax or special assessments levied by any governmental authority, or (iii) contest the enforcement of or compliance with any governmental requirements, and such contest on the part of Borrower shall not be a default hereunder; provided, however, that during the pendency of any such contest, Borrower shall furnish to Lender a bond or other security acceptable to Lender in a sum reasonably acceptable to Lender and provided further that Borrower shall pay any contested sum before a Judgment resulting from any such contest is subject to foreclosure or execution upon the Mortgaged Properties or any part thereof;

         (q) Comply with any and all governmental rules, regulations or requirements of any kind which are applicable to the Mortgaged Properties, including, without limitation, all such matters relating to zoning, utilities and construction; and preserve and maintain all licenses, privileges, franchises, certificates and the like necessary for the operation of Borrower's business and the Improvements;

         (r) Consider all sums, if any, paid or expended by Lender under the terms of this Agreement in excess of the amount of the Loan to be an additional loan to Borrower and the repayment thereof, together with interest thereon at the rate provided for past due payments of principal and interest on the Note, shall be secured by the Deed of Trust and any other Security Instruments and shall be immediately due and payable without notice of any kind whatsoever; and Borrower agrees to pay such sums upon demand (provided that nothing contained herein shall obligate Lender to make such advances);

         (s) Execute and deliver to Lender such documents, financing statements, instruments, assignments, agreements, extensions, renewals and other writings, and do such other acts as are necessary or desirable, to preserve and protect any collateral at any time securing or intended to secure the Loan, as Lender may from time to time require, and do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and Lender's rights and remedies under the Loan Papers as Lender shall reasonably require from time to time; and

         (t) Within ninety (90) days of the Initial Advance made hereunder this Loan Agreement, obtain a commitment for permanent financing for the new automobile dealership facilities being constructed on the Parcels, the proceeds of which will be used upon maturity hereof to pay off, extinguish and retire all debt owed by Borrower to Lender pursuant to and under this Loan Agreement and the underlying Note.

                                 ARTICLE SIX

                        NEGATIVE COVENANTS OF BORROWER

    6.1  LIMITATIONS.

    Until payment and performance in full of the Loan and all other obligations of Borrower secured by the Deed of Trust, Borrower covenants that he will not, without the prior written consent of Lender, which consent will not be unreasonably withheld:

         (a) Create by mortgage, deed of trust, security agreement, title retention document, first Liens, or other security instrument, or suffer to exist, any lien or encumbrance upon the Mortgaged Properties, whether or not subordinate to the lien of the Deed of Trust, except for the Permitted Liens and any matters as may be specifically provided for in the Loan Papers and the first liens more particularly described in paragraph 1.2(a) of this Agreement;

         (b) Waive, assign or transfer, or attempt so to do, any of his rights, powers, duties or obligations arising pursuant to, or make or permit to be made any change in or amendment to any of the Loan Papers;

         (c) Do or suffer to be done any act whereby the value of any part of the Mortgaged Properties may be lessened;

         (d) Purchase or install any materials, fixtures or any other part of the Improvements under security agreements, conditional sale contracts or lease agreements, or other arrangement wherein a security interest or title to said property is retained or the right is reserved or accrues to anyone to remove or repossess any such items or to consider them as personal property;

         (e) Change or modify the Plans that have been approved by Lender or enter into any change orders with contractors that are working on the construction of the Improvements; provided, however, that change orders resulting in an increase in cost of not more than $25,000 each will not require the prior written consent of Lender unless prior to the completion of the Improvements, such change orders, when aggregated, exceed $100,000 in total; Borrower will, however, submit all change orders to Lender for its review; or

         (f) Allow any change in control of a fifty percent (50%) or more ownership stake or interest in the common stock of Borrower.

                                 ARTICLE SEVEN

                                    DEFAULT

    7.1 THE TERM "EVENT OF DEFAULT," AS USED IN THIS AGREEMENT, SHALL MEAN ANY ONE OR MORE OF THE FOLLOWING:

         (a) The failure or refusal of Borrower in payment of principal or interest on the Note or any other payment under any of the Loan Papers, or any part thereof, as it becomes due in accordance with the terms of the Note, this Agreement or any of the other Loan Papers, whether at stated maturity, by acceleration, or otherwise, and the continuation of said failure for a period of ten (10) days after Lender has provided Borrower with written notice of such failure;

         (b) The failure or refusal of Borrower punctually and properly to perform any covenant, agreement, obligation or condition contained herein or in any of the Loan Papers, including, without limitation, the Note, the Deed of Trust, the Security Instruments, or any of the instruments executed in connection therewith when such failure or refusal has continued for a period of twenty (20) days after Lender has provided Borrower with written notice thereof;

         (c) The occurrence of any other uncured default under the Note, the Deed of Trust, the Security Instruments, or any other of the Loan Papers;

         (d) The levy against any real or personal property, or the like, or any part thereof, representing the security for the Note, of any execution, attachment, sequestration or other writ;

         (e) The insolvency of Borrower, or any other party liable for the payment of the Note, whether as maker, endorser, guarantor, surety or otherwise

         (f) The liquidation or dissolution of Borrower, or any other party liable for the payment of the Note, whether as maker, endorser, guarantor, surety or otherwise;

         (g) The appointment of a trustee or receiver, if not discharged within thirty (30) days, for the assets, or any part thereof, of Borrower or for the material portion of the property or assets of any other party liable for the payment of the Note, whether as maker, endorser, guarantor, surety or otherwise, or the appointment of a trustee or receiver for any real or personal property, or the like, or any part thereof, representing the security for the Note;

         (h) The making by Borrower, or any other party liable for the payment of the Note, whether as maker, endorser, guarantor, surety or otherwise, of a transfer in fraud of creditors or a general assignment for the benefit of creditors;

         (i) The entry in bankruptcy of an order for relief for or against Borrower, or any other party liable for the payment of the Note, whether as maker, endorser, guarantor, surety or otherwise;

         (j) The filing, by way of petition or answer admitting the material allegations of any petition, or other pleading seeking entry of an order for relief for or against Borrower, or any other party liable for the payment of the Note, whether as maker, endorser, guarantor, surety or otherwise), as a debtor or an adjustment of said parties' debts, or any other relief under any state or federal bankruptcy, reorganization, debtor's relief or insolvency laws now or hereafter existing, including without limitation, a petition or answer seeking reorganization or admitting the material allegations of a petition filed against any of said parties in any bankruptcy or reorganization proceeding, or the act of any of said parties in instituting or voluntarily being or becoming a party to any other judicial proceedings intended to effect a discharge of the debts of any of said parties, in whole or in part, or a postponement of the maturity or the collection thereof, or a suspension of any of the rights or powers of a trustee or of any of the rights or powers granted to Lender herein, or in any other document executed in connection herewith;

         (k) The receipt by Lender of information establishing that any material representation or warranty made by Borrower, or any other party liable for the payment of the Note, whether as maker, endorser, guarantor, surety or otherwise, or in any other document or instrument evidencing the Note or any other instrument or document modifying, renewing, extending, evidencing, securing or pertaining to the Note is false or is erroneous in any material manner;

         (l) The failure of Borrower or any other party liable for the payment of the Note, whether as maker, endorser, guarantor, surety or otherwise, to pay any money judgment against any such party before the expiration of thirty (30) days after such judgment becomes final and no longer appealable; or

         (m) The admission of Borrower, or any other party liable for the payment of the Note, whether as maker, endorser, guarantor, surety or otherwise, in writing of any such party's inability to pay said Party's debts as they become due.

    It is understood and agreed by Borrower that the foregoing "Events of Default" are cumulative and in addition to any "events of default" contained in any other documents modifying, renewing, extending, securing, or pertaining to the Note or the debt evidenced thereby; provided, that, in the event of any discrepancy or inconsistency between any Event of Default hereunder and any "events of default" contained in the Note or in any other document modifying, renewing, extending, securing or pertaining to the Note or the debt evidenced thereby, the Events of Default stated herein, at the option of Lender, shall control.

                              ARTICLE EIGHT

                            RIGHTS AND REMEDIES

    8.1  REMEDIES UPON DEFAULT.

    Upon the occurrence of an Event of Default, Lender may, at its option and election, do any one or more of the following:

         (a) Without demand, presentment, protest or notice of any kind whatsoever, including, without limitation, notice of dishonor, notice of intention to accelerate or of acceleration, all of which are hereby waived, declare the entire unpaid balance of the Loan immediately due and payable.

         (b) Without notice to Borrower, which is hereby waived, take possession of the Mortgaged Properties, and, at the option of Lender, exercise any and all remedies allowed by the Note, the Deed of Trust, or any other of the Loan Papers, including, but not by way of limitation, reduce any claim to judgment, foreclose or otherwise enforce Lender's liens on all or any part of the Mortgaged Properties by any available judicial or non-judicial procedure.

         (c) Apply for and obtain, by appropriate judicial action, appointment of a receiver or receivers for all or any part of the Mortgaged Properties, without regard to the sufficiency of the security, without any showing of insolvency, fraud or mismanagement on the part of Borrower, to protect or enforce the rights of Lender.

         (d) Lender shall have the right, but not the obligation, at its option, to enter upon and take possession of the Mortgaged Properties, or any part thereof, and, whether or not in possession of the Mortgaged Properties, to disburse and directly apply the proceeds of any advance hereunder to the satisfaction of any of Borrower's obligations hereunder, or for such other purposes or in such other proportions as Lender may, in its reasonable discretion, deem necessary or advisable. Any advance by Lender for such purposes shall be part of the Loan and shall be secured by the Security Instruments. Lender will notify Borrower in writing of any disbursements made directly by Lender. Borrower hereby authorizes Lender to hold, use, disburse and apply the proceeds of the Loan for payment of expenses incident to the Loan or the Mortgaged Properties and the payment or performance of the obligations incident thereto. Borrower hereby assigns and pledges the proceeds of the Loan to Lender for such purposes.

    8.2  APPLICATION OF PROCEEDS.

    Lender shall be entitled to apply the proceeds of any sale of all or any part of the Mortgaged Properties (or its rights thereto) toward payment of the Loan in such order and manner as Lender, in its reasonable discretion, may deem advisable. Lender shall account to Borrower for any surplus remaining after payment in full of the Loan and reasonable costs and expenses, including, without limitation, reasonable attorneys' fees, incurred in connection with any such sale.

    8.3  PERFORMANCE OF BORROWER'S OBLIGATIONS.

    Should any covenant, duty or agreement of Borrower fail to be performed in accordance with the terms of this Agreement, Lender may, at its election, perform, or attempt to perform, such covenant, duty or agreement on behalf of Borrower. Borrower shall, at the request of Lender, promptly pay any amount expended by Lender in such performance or attempted performance to Lender at its address stated herein, together with interest thereon at the Default Interest Rate (as such term is defined in the Note) from date of such expenditure by Lender until paid; provided, that Lender does not assume and shall never, except by express written consent of Lender, have any liability for the performance of any duties or obligations of Borrower under or in connection with all or any part of the Mortgaged Properties or any of the Loan Papers.

    8.4  NO LIABILITY OF LENDER.

    Lender shall have no liability, obligation or responsibility whatsoever with respect to the Mortgaged Properties except to make advances of the proceeds of the Loan pursuant to this Agreement. Lender shall not be obligated to inspect the Mortgaged Properties nor be liable for any action, performance or default of Borrower, or for the payment of costs of construction or development of the Mortgaged Properties or labor, materials or services supplied in connection therewith, or for the performance of any obligation or indebtedness of Borrower whatsoever, nor shall Lender have any responsibility or obligation for the management, conduct or operation of the business affairs of Borrower. Nothing, including without limitation, any advance hereunder or acceptance of any document or instrument, shall be construed as a representation or warranty, expressed or implied, to any party by Lender, and no condition hereof, or of any of the Loan papers, shall be construed so as to deem the relationship between borrower and Lender to be other than that of borrower and lender, and Borrower shall at all times represent that the relationship between Borrower and Lender is solely that of borrower and lender, and not that of partners, joint venturers, fiduciaries, guarantors or the like. BORROWER HEREBY INDEMNIFIES AND AGREES TO HOLD LENDER SAFE AND HARMLESS FROM AND AGAINST ANY COST, EXPENSE, LIEN OR LIABILITY INCURRED OR SUFFERED BY LENDER AS A RESULT OF ANY ASSERTION OR CLAIM OF ANY OBLIGATION OR RESPONSIBILITY OF LENDER FOR THE MANAGEMENT, OPERATION AND CONDUCT OF THE BUSINESS AND AFFAIRS OF BORROWER, OR AS A RESULT OF ANY ASSERTION OR CLAIM OF ANY LIABILITY OR RESPONSIBILITY OF LENDER FOR THE PAYMENT OR PERFORMANCE OF ANY INDEBTEDNESS OR OBLIGATION OF BORROWER.

    8.5  RIGHT OF OFFSET.

    Borrower hereby grants to Lender a right of offset, to secure repayment of the Loan, upon any and all monies, securities or other property of Borrower, and the proceeds therefrom, now or hereafter held or received by or in transit to Lender, from or for the account of Borrower (except for any monies, securities, or other property, which come into the possession, custody, or control of Lender in his capacity as Vice President of CCAR and not in his capacity as Lender under this Agreement), whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Borrower, and any and all claims of Borrower against Lender at any time existing. Upon the occurrence of any default, Lender is hereby authorized at any time and from time to time, without notice to Borrower, to offset, appropriate, apply and enforce said liens against any and all items herein above referred to against the Loan.

    8.6  WAIVERS.

    The acceptance by Lender at any time and from time to time of partial payment on the Loan shall not be deemed to be a waiver of any Event of Default then existing. No waiver by Lender of any default shall be deemed to be a waiver of any other then existing or subsequent default, nor shall any such waiver by Lender be deemed to be a continuing waiver. No delay or omission by Lender in exercising any right, power, privilege or remedy under the Loan Papers (collectively, "Rights") shall impair any such Rights or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any Rights preclude other or further exercise thereof, or the exercise of any other Rights.

    8.7  CUMULATIVE RIGHTS.

    All Rights shall be cumulative and in addition to all other rights, powers, privileges, and remedies granted to Lender at law or in equity, or otherwise, and may be exercised from time to time, and as often as may be deemed expedient by Lender, whether or not the Loan be due and payable and whether or not Lender shall have taken other action in connection with this Agreement or any other of the Loan Papers.

    8.8  TRANSFER OF THE MORTGAGED PROPERTIES.

    If Borrower shall sell, convey, lease, assign, transfer, exchange or dispose of all or any part of the Mortgaged Properties or any interest therein (a "Transfer") without the prior written consent of Lender (which consent may be withheld without cause), Lender may, at Lender's option, declare the Loan immediately due and payable, which option may be exercised at any time following any such Transfer. Lender may in its sole discretion consent to a Transfer, or, upon any transfer made without Lender's prior written consent, and at Borrower's request, decide not to exercise such option, in which event Lender's consent or forbearance, as the case may be, may be predicated on such terms and conditions as Lender may in its sole discretion require, including but not limited to Lender's approval of the transferee's credit-worthiness and management ability, and the execution and delivery to Lender by such transferee, prior to the Transfer, of a written assumption agreement containing such terms as Lender may require, including but not limited to a payment of a part of the remaining principal amount of the Loan, an increase in the rate of interest payable on the Note, the payment of an assumption fee not to exceed the maximum limit fixed or allowed by law, a modification of the term of the Note, and such other terms as Lender may require. Should a Transfer of all or any part of the Mortgaged Properties occur without the prior written consent of Lender and payment of any portion of the Note is thereafter accepted by Lender, such acceptance shall not be deemed a waiver of the requirement of Lender's consent in writing thereto or with respect to any other Transfer.

    8.9  LIABILITY OF BORROWER.

    Notwithstanding any Transfers, it is understood and agreed that Borrower shall at all times remain liable for payment of the Loan.

    8.10 SATISFACTION AND RELEASE.

    Upon full and final payment of the Loan and any and all other debt secured by the Security Instruments, Lender shall, at the sole cost and expense of Borrower, release any collateral held by Lender as security for the Loan.

                                ARTICLE NINE

                                MISCELLANEOUS

    9.1  GOVERNING LAW.

    This Agreement is executed and delivered and intended to be performed in the State of Colorado and except where the laws of the United States shall preempt or apply, the laws of the State of Colorado shall govern the validity, construction, enforcement and interpretation of this Agreement and all of the other Loan Papers; and the parties hereto agree that in the event of any dispute involving this Agreement or any of the Loan Papers, venue for such dispute shall lie in any court of competent jurisdiction in the District Court in and for the County of Adams, State of Colorado.

    9.2  NOTICE.

    Whenever this Agreement requires or permits any notice, demand or request by one party to another, it shall be in writing, enclosed in an envelope, addressed to the party to be notified at the address set forth below (or at such other address as may have been designated by a party by written notice to the other party) and either delivered in person or properly stamped, sealed and deposited with the United States postal service, certified mail, return receipt requested. Notice shall be deemed to have been given or the demand or request made on the date on which it shall have been personally delivered or seven (7) days after it has been deposited in the mails as above stated.

    Lender:        R. Douglas Spedding
                   RDS, Inc.
                   4380 East Alameda Avenue

                        Denver, Colorado 80222

    with copies to
    Lender's Counsel:   Michael S. Burg
                        Matthew S. McElhiney
                        Burg & Eldredge
                        4643 South Ulster, Suite 900
                        Denver, Colorado  80237

    Borrower:           Cross-Continent Auto Retailers, Inc.
                        Attn: Bill Gilliland/Wayne Moore, Esq.
                        1201 South Taylor Street
                        Amarillo, Texas 79101-4313

    9.3  WAIVER OF PROVISIONS.

    Either party hereto shall have the right to waive any provision of this Agreement which is contained herein solely for the benefit of said waiving party or to agree to changed terms or conditions of any such provision; provided, however, that no such waiver or agreement shall be effective except if in written form and no such waiver or agreement shall serve or be treated as a waiver of any other term, covenant, condition or agreement contained herein or as a future or continuous waiver of the term, covenant, condition or agreement so waived.

    9.4  ATTORNEYS' FEES.

    Borrower shall pay all reasonable attorneys' fees of Lender's counsel in connection with the Loan and, including, without limitation, preparation of all loan documentation and review of all items and data relating to Borrower and the Mortgaged Properties. If an action shall be brought by Lender to recover any fees under this Agreement, or for or on account of any breach of or to enforce or interpret any of the terms, covenants or conditions of this Agreement, Lender shall be entitled to receive from Borrower all of Lender's costs and reasonable attorneys' fees incurred by Lender in prosecuting its rights hereunder.

    9.5  ENTIRE AGREEMENT.

    This Agreement embodies the entire agreement between the parties respecting the subject matter hereof, and except as otherwise specifically provided herein, this Agreement may not be amended or varied except by written agreement of the parties.

    9.6  TIME OF ESSENCE.

    Time is important to both parties hereto in the performance of this Agreement and they have agreed that strict compliance is required as to any date set forth herein.

    9.7  CAPTIONS.

    The captions used in connection with this Agreement are for convenience only and shall not be deemed to expand, limit or interpret the meaning of the language of this Agreement.

    9.8  GENDER.

    Words of any gender used in this Agreement shall be held and construed to include any other gender as appropriate, and words in the singular shall be held to include the plural, unless the context otherwise requires.

    9.9  INVALID PROVISIONS.

    If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

    9.10 ASSIGNMENT BY LENDER.

    Lender may without cost to Borrower assign all or any part of its interest in the Loans and this Agreement, whether by participation with other lenders or otherwise, and Borrower shall be bound to such assignee or participant to the full extent of such assignment or participation, and Lender shall notify Borrower of any such assignment except for participations wherein Lender retains administration of the Loans.

    9.11 SUCCESSORS AND ASSIGNS.

    This Agreement is binding upon Borrower, his heirs, successors and assigns, and inures to the benefit of Lender, its successors and assigns.

    9.12 APPROVAL BY LENDER OR BORROWER.

    Notwithstanding anything to the contrary contained herein, it is understood and agreed that when under the terms and conditions of this Agreement either Lender or Borrower has the right to approve an action of the other, such approval will not be unreasonably withheld.

    IN WITNESS WHEREOF, the parties execute this Agreement as of the day and year first above written.

                             BORROWER:

                             CROSS-CONTINENT AUTO RETAILERS, INC.

                             By: /s/ Robert W. Hall
                                 ---------------------------

                             Title:  Senior Vice Chairman
                                 ---------------------------


                             TOYOTA WEST SALES AND SERVICE, INC.

                             By: /s/ Robert W. Hall
                                 ---------------------------

                             Title: Vice President
                                 ---------------------------


                             DOUGLAS TOYOTA, INC.

                             By: /s/ Robert W. Hall
                                 ---------------------------

                             Title: Vice President
                                 ---------------------------

                             LENDER:


                                 /s/ R. Douglas Spedding
                             -------------------------------
                                     R. Douglas Spedding

                                  EXHIBIT "A"

               LEGAL DESCRIPTION OF COLORADO REAL PROPERTY

                                 EXHIBIT "B"

                      LEGAL DESCRIPTION OF NEVADA REAL PROPERTY

                                 EXHIBIT "C"

                               APPROVED BUDGET

                                 EXHIBIT "D"

                       FORM OF APPLICATION FOR ADVANCE

                                 EXHIBIT "E"


              LIST OF ENCUMBRANCES AGAINST PARCELS AT CLOSING


PARCEL A:







PARCEL B: